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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  December 2, 1997


                             PAYLESS CASHWAYS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                     0-4437                   42-0945849
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


             Two Pershing Square, 2300 Main Street,
             P.O. Box 419466, Kansas City, Missouri  64141-0466
            (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (816) 234-6000


                                    N/A
        (Former name or former address, if changed since last report.)


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ITEM 5:  Other Events.


         Reincorporation in the State of Delaware

         Pursuant to the Payless Cashways, Inc. (the "Company") First Amended Plan of Reorganization, as modified on October 9, 1997, and confirmed by the Bankruptcy Court for the Western District of Missouri on November 19, 1997 (the "Plan"), the Company has changed its state of incorporation from Iowa to Delaware (the "Reincorporation"). In this discussion, the term "Iowa Company" refers to the former Iowa corporation, the term "Delaware Company" refers to the new Delaware corporation, which is the successor to the Iowa company, and the term the "Company" includes either or both, without regard to the state of incorporation.

         The Reincorporation was effected by merging the Iowa Company into the Delaware Company, which was recently incorporated as a wholly-owned subsidiary of the Iowa Company for purposes of the merger (the "Merger"). The Merger was consummated on December 2, 1997. The Delaware Company continues as the surviving corporation and has been named Payless Cashways, Inc. As a result of the Reincorporation, stockholders of the Iowa Company, whose rights were previously governed by Iowa law, have become stockholders of the Delaware Company, with their rights now governed by Delaware law. In addition, certain allowed claims and interests were automatically converted into the right to receive shares of common stock of the Delaware Company as provided in the Plan.

         Description of Capital Stock

         The following statements are brief summaries of certain provisions of the capital stock of the Company. Such summaries do not purport to be complete and are subject to and are qualified in their entirety by reference to the provisions of the Certificate of Incorporation (the "Certificate") and Bylaws, which are attached hereto and incorporated herein by reference.

         The total number of shares of all classes of stock which the Company has the authority to issue pursuant to the Certificate is 50,000,000 shares of common stock, par value $.01 per share (the "Common Stock"). It is anticipated that approximately 20,000,000 shares of Common Stock will be issued pursuant to the Plan. The holders of shares of Common Stock are entitled to share ratably in such dividends as may be declared by the Board of Directors and paid by the Company out of funds legally available therefor. The declaration and payment of dividends on the Common Stock are restricted by the terms of the Company's outstanding indebtedness. Holders of Common Stock have no conversion rights, participate ratably in any distribution of assets to stockholders in liquidation and have no redemption, preemptive or other subscription rights. Each outstanding share of Common Stock is entitled to one vote on each matter on which the stockholders of the Company are entitled to vote. When issued, each outstanding share of Common Stock will be fully paid and non-assessable.



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         Anti-Takeover Provisions

         The following statements are brief summaries of certain provisions of the Certificate and Bylaws that could be considered anti-takeover provisions. Such summaries do not purport to be complete and are subject to and are qualified in their entirety by reference to the provisions of the Certificate and Bylaws, which are attached hereto and incorporated herein by reference.

                  (i)      Classified Board of Directors

         The Certificate provides that the Company's Board of Directors is divided into three classes as nearly equal in number as possible with directors in each class serving succeeding three-year terms after the initial term. The classification of the Board of Directors is intended to assure continuity and stability in leadership and policy on the Board. Classification of the Board of Directors may have the effect of making the removal of incumbent directors more time-consuming and difficult, and, therefore, may have the effect of discouraging an unsolicited takeover attempt or an attempt to gain control of the Board through a proxy solicitation.

                  (ii)     Removal of Directors

         The Certificate provides that any director may be removed from office for cause by a majority vote of the entire board of directors. The Certificate also provides that any director, or the entire board of directors, may be removed from office for cause by the affirmative vote of the holders of at least a majority of the voting power of the shares entitled to vote in an election of directors, voting as a single class.

                  (iii)    Proposed Business for Annual Meetings

         In order to be brought before an annual meeting, any business proposed by a stockholder must be deemed to be properly brought before such meeting pursuant to applicable state laws and the rules and regulations of the
Securities and Exchange Commission. In addition, except as may otherwise be required by applicable law or regulation, the Certificate provides that a stockholder may make a nomination or nominations for director of the Company at an annual meeting of stockholders or may bring up any other matter for consideration and action by the stockholders at an annual meeting of stockholders, only if the stockholder complies with the requirements described below. If such provisions shall not have been satisfied, any nomination sought to be made or other business sought to be presented by a stockholder for consideration and action by the stockholders at such a meeting shall be deemed not properly brought before the meeting, shall be ruled by the chairman of the meeting to be out of order, and shall not be presented or acted upon at the meeting.

         The stockholder proposing business or making a nomination must be a stockholder of record on both the record date for such annual meeting and at the time of such meeting, and must be entitled to vote thereat. In addition, the stockholder must deliver written notice of the proposal

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or  nomination  to the secretary of the Company no less than sixty days prior to the first anniversary of the previous year's annual meeting; provided, however, that if the date of the annual meeting has been changed by more than thirty days from the date of the previous year's annual meeting, such notice must be received by the secretary not later than ten days following the date on which public announcement of the date of such meeting is first made.

         If the stockholder is proposing business other than a nomination for director, then the notice must disclose, among other things, any material interest of the stockholder in the proposed business as well as describing the nature of the business, the reasons why the business is being raised and if and how the business benefits the Company.

         If the stockholder is making a nomination for director, then the notice must specify the reasons for such nomination, a description of the qualifications and business or professional experience of each proposed nominee and a statement signed by each nominee indicating his or her willingness to serve if elected, and must disclose the information about the nominee that would be required by the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations promulgated thereunder to be disclosed in the proxy materials for the meeting involved if he or she were a nominee of the Company. In addition, the Company may request the delivery of all other information that would be required to be filed with the Securities and Exchange Commission if, with respect to the business proposed to be brought before the meeting, the person proposing such business was a participant in a solicitation subject to Section 14 of the 1934 Act.

         In the event the required notice is properly and timely given, such business may be presented only by the stockholder who shall have given the notice or a representative of such stockholder who is qualified under the law of the State of Delaware to present the proposal on the stockholder's behalf at the meeting.

         This provision is intended to provide stockholders with the information necessary to make an informed decision when voting for Company directors. It may have the effect of delaying, deferring or preventing a change in control of the Company because the burdens it imposes favor incumbent directors.

                  (iv)     Special Meetings

         Except as otherwise required by law, stockholders may call special meetings of the stockholders only by submitting a written request for such a meeting by holders of record representing at least 25% of the voting power of all of the shares of the Company entitled to vote on the issue or issues to be presented at such a meeting. This provision could have the effect of delaying, deferring or preventing a change in control of the Company because the difficulty in properly submitting such a request may have the effect of discouraging an attempt to gain control of the board of directors through the use of a special meeting.


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                  (v)      Meetings by Stockholder Consent

         No action may be taken by the stockholders other than action properly taken at an annual or special meeting of stockholders of the Company. By limiting the means of stockholder action, including action to remove incumbent directors, this restriction may have the effect of delaying, deferring or preventing a change in control of the Company.



         The  Delaware Business Combination Act

         As a Delaware corporation, the Company is now governed by Delaware law.
Section 203 of the Delaware General Corporation Law (the "Delaware Business Combination Act") imposes a significant restraint upon takeovers. The Delaware Business Combination Act imposes a three-year moratorium on business combinations (as defined in the Delaware Business Combination Act) between a Delaware corporation and an "interested stockholder" (in general, a stockholder owning 15% or more of a corporation's outstanding voting stock) or an affiliate or associate thereof unless (a) prior to an interested stockholder becoming such, the board of directors of the corporation approved the business combination or the transaction resulting in the interested stockholder becoming such; (b) upon consummation of the transaction resulting in an interested stockholder becoming such, the interested stockholder owns 85% or more of the voting stock outstanding at the time the transaction commenced (excluding, from the calculation of outstanding shares, shares beneficially owned by management, directors and certain employee stock plans); or (c) on or after an interested stockholder becomes such, the business combination is approved by (i) the board of directors and (ii) holders of at least 66 2/3% of the outstanding shares (other than those shares beneficially owned by the interested stockholder) at a meeting of stockholders.

         The Delaware Business Combination Act provides that the term "business combination" means (a) a merger or consolidation, (b) a sale, lease, exchange or other transfer of 10% or more of the aggregate assets of the corporation, (c) the issuance or transfer by the corporation of any stock of the corporation which would have the effect of increasing the interested stockholder's proportionate share of any class or series of stock of the corporation, (d) any other transaction which has the effect of increasing the proportionate share of any class or series of stock of the corporation which is owned by an interested stockholder, and (e) the receipt by an interested stockholder of the benefit (except proportionately as a stockholder) of loans, advances, guarantees, pledges or other financial benefits provided by the corporation.

         Since the Company has not "opted out" of the Delaware Business Combination Act, its provisions apply to any business combinations between the Company and any interested stockholders hereafter. The restrictions on business combinations may have the effect of delaying, deferring, or preventing a change in control of the Company by deterring potential takeover attempts.


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ITEM 7:  Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                           Not applicable.

         (b)      Pro Forma Financial Information.

                           Not applicable.

         (c)      Exhibits.

                           2.1 First Amended Plan of Reorganization, as modified on October 9, 1997 (incorporated herein by reference to Exhibit 2.1 filed as part of the Company's Quarterly Report on Form 10-Q for the quarter ended August 30,
                                    1997).

                           2.2      Agreement  and Plan of Merger in  connection
                                    with  the   Reincorporation   from  Iowa  to
                                    Delaware.

                           4.1      Certificate of Incorporation.


                           4.2      Bylaws.


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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     PAYLESS CASHWAYS, INC.


Dated:  December 2, 1997
                                     By:   /s/ Stephen A. Lightstone
                                        ----------------------------------------
                                     Stephen A. Lighstone, Senior Vice President
                                     Finance and Chief Financial Officer
                                     (Principal Financial Officer and Principal
                                     Accounting Officer)